UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 24, 2008 (June 24, 2008)

                               Knight Energy Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                     000-52470                87-0583192
----------------------------    -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

    909 Lake Carolyn Parkway, Suite 750, Irving, TX               75039
    -----------------------------------------------             ---------
        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (972) 410-1133

                      836 Blue Jay Lane, Coppell, TX 75019
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On June 24, 2008 the Registrant issued the press release titled "Knight Energy Commences Production on its Lea Property Natural Gas Well in Stephens County, Texas" included herein as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

99.1 Press Release titled "Knight Energy Commences Production on its Lea Property Natural Gas Well in Stephens County, Texas," issued June 24, 2008.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2008                    Knight Energy Corp.

                                        By:    /s/ William J. Bosso
                                               ---------------------------------
                                        Title: Chief Executive Officer

                                  Exhibit Index

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Exhibit 99.1   Press Release titled "Knight Energy Commences Production on its
               Lea Property Natural Gas Well in Stephens County, Texas," issued June 24, 2008.